                                                                    EXHIBIT 3.23

                                STATE OF DELAWARE
                                                                          PAGE 2
                        OFFICE OF THE SECRETARY OF STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RADIO ONE OF BOSTON LICENSES, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001.

                             [SEAL]    /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3312783   8100V                         AUTHENTICATION: 1522719

010660169                                        DATE: 12-21-01

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                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

      - FIRST: The name of the limited liability company is Radio One of Boston Licenses, LLC.

      - SECOND: The address of its registered office in the State of Delaware is 2711 Canterville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

      - THIRD: This Certificate of Formation shall be effective on December 31, 2001

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Radio One of Boston Licenses, LLC this 19th day of December, 2001.

                                                BY: /s/ Donna Mcclurkin-Fletcher
                                                    ----------------------------
                                                    AUTHORIZED PERSON(s)

                                                NAME: Donna Mcclurlkin-Fletcher
                                                      --------------------------
                                                      TYPE OR PRINT

                                                           STATE OF DELAWARE
                                                          SECRETARY OF  STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/20/2001
                                                          010660169 - 3312783

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